UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2021

Soliton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38815	36-4729076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
5304 Ashbrook Drive
Houston, Texas 77081
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 705-4866

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SOLY	The Nasdaq Stock Market

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 15, 2021, Soliton, Inc. (the "Company") held its 2021 Annual Meeting of Stockholders (the "Annual Meeting"). As of March 23, 2021, the record date for the Annual Meeting, there were 21,358,830 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 15,779,767 shares, or 73.88%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of Company common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting:

Proposal No. 1:

The Company's stockholders elected Christopher Capelli, Jonathan Foster, Danika Harrison, Bradley Hauser, Niquette Hunt, Michael Kaminer and Walter Klemp to serve until the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified as follows:

	For	Withheld	Broker Non-Votes

Christopher Capelli	12,105,032	124,132	3,550,603
Jonathan Foster	11,593,770	635,394	3,550,603
Danika Harrison	11,587,454	641,710	3,550,603
Bradley Hauser	12,193,753	35,411	3,550,603
Niquette Hunt	12,198,212	30,952	3,550,603
Michael Kaminer	12,197,052	32,112	3,550,603
Walter V. Klemp	11,795,532	433,632	3,550,603

Proposal No. 2:

The Company’s stockholders approved the increase in the available shares authorized for issuance under the 2018 Stock Plan from 4,150,000 shares to 5,650,000 shares as follows:

For	Against	Broker Non-Votes	Abstain

10,642,037	1,510,819	3,550,603	76,308

Proposal No. 3:

The Company’s stockholders ratified the appointment of Dixon Hughes Goodman, LLP as the Company’s registered independent accounting firm for the fiscal year ending December 31, 2021 as follows:

For	Against	Abstain

15,534,536	198,546	46,685

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLITON, INC.

By:	/s/ Lori Bisson
Lori Bisson
Executive Vice-President,
Chief Financial Officer

Dated: April 16, 2021